Commitments and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2018	Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. Commitments and Contingencies

Legal Matters

We are subject to claims and a number of judicial and administrative proceedings considered normal in the course of our current and past operations, including employment-related disputes, contract disputes, disputes with our competitors, intellectual property disputes, government audits and proceedings, customer disputes, and tort claims. In some proceedings, the claimant seeks damages as well as other relief, which, if granted, would require substantial expenditures on our part.

Our general terms and conditions in customer contracts frequently include a provision indicating that we will indemnify and hold our customers harmless from and against any and all claims alleging that the services and materials furnished by us violate any third party’s patent, trade secret, copyright or other intellectual property right. We are not aware of any material pending litigation concerning these indemnifications.

Some of these matters raise difficult and complex factual and legal issues and are subject to many uncertainties, including the facts and circumstances of each particular action, and the jurisdiction, forum, and law under which each action is proceeding. Because of these complexities, final disposition of some of these proceedings may not occur for several years. As such, we are not always able to estimate the amount of our possible future liabilities, if any.

There can be no certainty that we may not ultimately incur charges in excess of presently established or future financial accruals or insurance coverage. Although occasional adverse decisions or settlements may occur, it is management’s opinion that the final disposition of these proceedings will not, considering the merits of the claims and available resources or reserves and insurance, and based upon the facts and circumstances currently known, have a material adverse effect on our financial position or results of operations.

16. Commitments and Contingencies

Leasing

We conduct substantially all of our operations in leased facilities. Most of our leases contain renewal options and require payments for taxes, insurance and maintenance. We recognize rent holidays, including the time period during which we have access to the property for construction of improvements, construction allowances and escalating rent provisions on a straight-line basis over the term of the lease.

Substantially all of our leasing arrangements for equipment and facilities are operating leases and the rental payments under these leases are charged to operations as incurred. The amounts in the accompanying tables do not include capital lease obligations recorded as liabilities.

Our rental expense and sublease income were as follows:

	Year Ended December 31,
	2017	2016	2015
Rental Expense, Net
Rental expense	$17.0	$16.8	$18.6
Sublease rental income	(4.2)	(3.5)	(2.3)

Net rental expense	$12.8	$13.3	$16.3

Our future minimum noncancellable lease payments, net, on existing operating leases at December 31, 2017, which have an initial term of more than one year, are as follows:

Years Ending December 31,	Amount
2018	$10.5
2019	10.6
2020	8.9
2021	6.3
2022	5.4
Thereafter	4.3

Total	$46.0

Environmental Matters

We accrue for losses associated with environmental remediation obligations when such losses are probable and reasonably estimable. Accruals for estimated losses from environmental remediation obligations generally are recognized no later than completion of the remedial feasibility study. Such accruals are adjusted as further information develops or circumstances change. Costs of future expenditures for environmental remediation obligations are not discounted to their present value.

In February 1988, Parent’s predecessor entered into an arrangement with Northern Engraving Corporation (“NEC”) and the Minnesota Pollution Control Agency (“MPCA”) in relation to groundwater contamination on a parcel of real estate sold by Parent’s predecessor to NEC. Ceridian is now responsible for the arrangement with NEC and the MPCA. The arrangement requires expense sharing between Ceridian and NEC for the remediation of groundwater contamination.

In September 1989, Parent’s predecessor entered into an EMA with Seagate related to groundwater contamination on a parcel of real estate sold by Parent’s predecessor to Seagate. Ceridian is now responsible for the EMA. The EMA requires expense sharing between Ceridian and Seagate for the remediation of groundwater contamination up to a certain limit. Based on additional information obtained with respect to more stringent remediation requirements, we have updated our estimate of the potential liability related to the EMA, resulting in an increase to the environmental reserve of $5.9 for the year ended December 31, 2016, which now represents the limit under the EMA.

We have recognized an undiscounted liability of approximately $5.4 and $6.2 as of December 31, 2017 and 2016, respectively, in our consolidated balance sheets to comply with the NEC arrangement and EMA described above. The ultimate cost, however, will depend on the extent of continued monitoring activities as these projects progress. Please refer to Note 13, “Supplementary Data to Statements of Operations,” for further discussion of changes in the liability during the year ended December 31, 2016.

Legal Matters

We are subject to claims and a number of judicial and administrative proceedings considered normal in the course of our current and past operations, including employment-related disputes, contract disputes, disputes with our competitors, intellectual property disputes, government audits and proceedings, customer disputes, and tort claims. In some proceedings, the claimant seeks damages as well as other relief, which, if granted, would require substantial expenditures on our part.

Our general terms and conditions in customer contracts frequently include a provision indicating we will indemnify and hold our customers harmless from and against any and all claims alleging that the services and materials furnished by us violate any third party’s patent, trade secret, copyright or other intellectual property right. We are not aware of any material pending litigation concerning these indemnifications.

Some of these matters raise difficult and complex factual and legal issues and are subject to many uncertainties, including the facts and circumstances of each particular action, and the jurisdiction, forum, and law under which each action is proceeding. Because of these complexities, final disposition of some of these proceedings may not occur for several years. As such, we are not always able to estimate the amount of our possible future liabilities, if any.

There can be no certainty that we may not ultimately incur charges in excess of presently established or future financial accruals or insurance coverage. Although occasional adverse decisions or settlements may occur, it is management’s opinion that the final disposition of these proceedings will not, considering the merits of the claims and available resources or reserves and insurance, and based upon the facts and circumstances currently known, have a material adverse effect on our financial position or results of operations.